SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                           CURRENT REPORT PURSUANT
                        TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT:                 June 30, 2003
                    (Date of the earliest event reported)



                       Home Products International, Inc.
            (Exact name of registrant as specified in its charter)


                                   Delaware
                           (State of Incorporation)

        0-17237                                          36-4147027
  (Commission File Number)                            (I.R.S. Employer
                                                     Identification No.)


        4501 West 47th Street
            Chicago, IL                                     60632
 (Address of principal executive offices)                 (Zip Code)


 Registrant's telephone number, including area code:  (773) 890-1010

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 ITEM 5. OTHER EVENTS

 On June 30, 2003 Home Products International, Inc. issued the press release contained in exhibit 99.1, which is incorporated by reference herein.



 ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

 c) Exhibits

   99.1 - Press release issued by Home Products International Inc. dated June 30, 2003.

                                  SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Home Products International, Inc.

                                    By:  /s/ James E. Winslow
                                    ---------------------------
                                    James E. Winslow
                                    Executive Vice President
                                    and Chief Financial Officer


 Dated:  June 30, 2003

                                EXHIBIT INDEX



 Exhibit Number      Description
 --------------      -----------
    99.1             Press release issued by Home Products International,
                     Inc. dated June 30, 2003.